SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   April 15, 2004

TRANSPORT CORPORATION OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

        Minnesota
(State or other jurisdiction
of incorporation)

0-24908	41-1386925
(Commission	(I.R.S. Employer
File Number)	Identification No.)

1715 Yankee Doodle Road Eagan, Minnesota (Address of principal executive offices)	55121 (Zip Code)

   (651) 686-2500
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On April 15, 2004, the registrant issued a press release regarding the registrant’s results of operations for the first quarter of fiscal 2004. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC.
Date: April 15, 2004	By: /s/ Michael J. Paxton
Michael J. Paxton, President and Chief Executive Officer